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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-61590) pertaining to the Dividend Reinvestment Plan and (Form S-8 No. 33-61596) pertaining to the Employees' Stock Purchase Plan of IBT Bancorp, of our report dated January 31, 2003, which appears on page 28 of this Annual Report (Form 10-K) for the years ended December 31, 2002, 2001 and 2000.




         Rehmann Robson
         Saginaw, Michigan
         March 24, 2003








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